Exhibit 10.62

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN VIOLATION OF SUCH ACT OR LAW OR THE PROVISIONS OF THIS WARRANT.

WARRANT FOR PURCHASE

OF

SHARES OF COMMON STOCK

OF

LIQUIDMETAL TECHNOLOGIES, INC.

For value received, Atlantic Realty Group, Inc., a New York corporation (“Holder”), is entitled to purchase from LIQUIDMETAL TECHNOLOGIES, INC., a Delaware corporation (the “Company”), that amount of fully paid and nonassessable shares of the Company’s Common Stock, as set forth in Section 2.4 hereof, pursuant to and subject to the terms and conditions set forth in this Warrant.

This Warrant is subject to the following provisions, terms and conditions.

1.             Definitions.

In addition to the terms defined elsewhere in this Warrant, the following terms have the following respective meanings:

“Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Exercise Date” shall mean the date on which this Warrant is exercised.

“Exercise Period” shall mean the period commencing on the date of this Warrant and terminating on March 17, 2009.

“Exercise Price” per share of Common Stock shall mean Two Dollars ($2.00).

“Expiration Date” shall mean the last day of the Exercise Period.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Underlying Shares” shall mean the aggregate number of shares of Common Stock issuable upon exercise of this Warrant, as set forth in Section 2.3 to this Warrant, and as adjusted pursuant to Section 3 of this Warrant.

2.             Exercise of Warrant.

2.1           Exercise Generally. Subject to the conditions hereinafter set forth, this Warrant is exercisable in whole or in part as to the Underlying Shares during the Exercise Period, but in no event subsequent to the end of the Exercise Period, by delivery to the Company of an Exercise Notice (in the form set forth at the end hereof duly completed and executed), together with the Exercise Price, at the principal office of the Company in Lake Forest, California specified in Section 12.2. This Warrant and all rights and options hereunder shall expire at the Expiration Date, and shall be wholly null and void to the extent this Warrant is not exercised before that time. The Exercise Price shall be paid in cash, unless the Holder elects to exercise through a cashless exercise, as described in this Section 2.2 below.

2.2           Cashless Exercise. This Warrant may be exercised, in whole or in part, through a cashless exercise by (i) the delivery to the Company of a duly executed Exercise Notice specifying the number of Underlying Shares to be applied to the aggregate Exercise Price, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the Notice of Exercise to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 2.2 shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

X = Y(A-B)/A

where:

X = the number of shares of Common Stock to be issued to the Holder under this Section 2.2;

Y = the number of Underlying Shares identified in the Notice of Exercise as being applied to the aggregate Exercise Price;

A = the Fair Market Value price per share on such date; and

B = the Exercise Price on such delivery date

The Company acknowledges and agrees that this Warrant was issued for consideration received on the date on which this Warrant was granted. Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 3(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act, be “tacked” to the period during which the Holder holds the Warrant Shares received upon such cashless exercise. For purposes of this Warrant, “Fair Market Value” shall equal the average closing trading price of the

Common Stock on the Principal Market for the five (5) trading days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any Principal Market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors and the Holder. The term “Principal Market” means the OTC Bulletin Board or any other exchange, market, or quotation service on which the Company’s Common Stock is primarily traded, listed, or quoted.

2.3           Holder Representations and Warranties. In connection with any exercise of this Warrant, the Holder agrees to make such representations and warranties as may be necessary to demonstrate compliance with applicable securities laws, as may be reasonably requested by the Company.

2.4           Number of Shares. The number of shares issuable pursuant to this Warrant shall be One Hundred Twenty Five Thousand (125,000) shares of Common Stock.

3.             Reorganization.

3.1           Modifications of Number of Shares and Exercise Price. The number of shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

(a)           Stock Dividends. If at any time after the date of the issuance of this Warrant (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of common shares or (ii) the number of shares of common shares shall have been increased by a subdivision or split-up of shares of common shares, then, on the record date fixed for the determination of holders of common shares entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Holder will be entitled to receive the number of shares of common shares that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

(b)           Combination of Stock. If the number of shares of common shares outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of common shares, then, immediately after the effective date of such combination, the number of shares of common shares to be delivered upon exercise of this Warrant will be decreased so that the Holder thereafter will be entitled to receive the number of shares of common shares that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

(c)           Reorganization, etc. If any capital reorganization of the Company, or any reclassification of the common shares, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of common shares shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for common shares, then, upon exercise of this Warrant the Holder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer that such Holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.

(d)           Fractional Shares. No fractional shares of common shares shall be issued to any Holder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Shares that would otherwise be issuable to such Holder, the Company will pay to such Holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Closing Price per share of common shares.

(e)           Carryover. Notwithstanding any other provision of this Warrant, no adjustment shall be made to the number of shares of common shares to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

(f)            Exercise Price Adjustment. Whenever the number of shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

(g)           Notice of Adjustment. Whenever the number of shares or the Exercise Price of such shares is adjusted, as herein provided, the Company shall promptly mail by first-class, postage prepaid, to the Holder, notice of such adjustment or adjustments.

4.             No Impairment.

The Company may not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

5.             Reservations.

The Company shall at all times reserve and keep available such number of authorized shares of its Common Stock, solely for the purpose of issue upon the exercise of the rights represented by this Warrant, as may at any time be issuable upon the exercise of this Warrant.

6.             Fractional Shares.

Fractional shares shall not be issued upon the exercise of this Warrant. The Company shall, at its sole option, in lieu of issuing any fractional share (i) pay the Holder entitled to such fraction a sum in cash equal to the full market value of any such fractional interest as it shall appear on the public market or if there is no public market for such shares, then as shall be reasonably determined by the Company, or (ii) round-up to the nearest whole number.

7.             Fully Paid Stock; Voting Rights; Taxes.

7.1           The Company covenants and agrees that the shares of its capital stock represented by each certificate to be delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, and be fully paid and nonassessable. The Company covenants and agrees that, upon issuance of the Underlying Shares, the Underlying Shares shall have voting rights equivalent to those of any other holder of Common Stock.

7.2           The Company covenants and agrees that it shall pay, when due and payable, any and all federal and state issuance or transfer taxes that may be payable in respect of this Warrant or any Common Stock or certificates issued hereunder. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in the name other than that of the Holder, and any such tax shall be paid by the Holder at the time of presentation.

8.             Closing of Transfer Books.

The right to exercise this Warrant shall not be suspended during any period that the stock transfer books of the Company for its Common Stock may be closed. The Company shall not be required, however, to deliver stock certificates upon such exercise while such books are duly closed for any purpose, but the Company may postpone the delivery of such certificates until the opening of such books. In such case, the certificates shall be delivered promptly after the books are opened.

9.             Restrictions on Transferability of Warrant and Shares; Compliance With Laws.

Notwithstanding anything contained in this Warrant to the contrary, the terms and provisions of this Section 9 shall remain in full force and effect at all times up to and including the end of the Exercise Period and, unless otherwise specified herein, the term “Warrant” shall include the Underlying Shares.

9.1           In General. This Warrant shall be transferable in whole or in part upon the conditions hereinafter specified, which conditions are intended to ensure compliance with the provisions of the Securities Act (or any similar federal statute at the time in effect) and any applicable state securities laws in respect of the transfer of this Warrant.

9.2           Restrictive Legends. Each certificate for Restricted Stock shall, unless otherwise permitted by the provisions of this Section 9.2, bear on the face thereof a legend reading substantially as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE.

If the Company shall receive an opinion of counsel reasonably satisfactory to the Company (which shall include counsel to the Company and counsel to the original purchaser hereof) that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of any exemption afforded by Rule 144 of the Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the Restricted Stock or issue new certificates without such legend.

10.           Lost, Stolen Warrants, Etc.

If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Company.

11.           Severability.

Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated. It is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

12.           Miscellaneous.

12.1         Holder Not A Stockholder. Except as otherwise specifically provided herein, prior to the exercise of this Warrant, the Holder shall not be entitled to any of the rights of a stockholder of the Company with respect to any of the Underlying Shares, including the right as a stockholder to (a) vote or consent or (b) receive dividends or any other distributions made to stockholders.

12.2         Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered or mailed first class postage prepaid, registered or certified mail return receipt requested:

(a)           If to the Holder or Holders of the Company Stock, addressed to such Holder at its address as shown on the books of the Company, or at such other address as such Holder may specify by written notice to the Company; or

(b)           If to the Company, at 25800 Commercentre Drive, Suite 100, Lake Forest, CA 92630, or at such other address as the Company may specify by written notice to all Holders and Holders of Conversion Stock, and such notices and other communication shall for all purposes of this Warrant be treated as being effective or having been given (i) when delivered, or (ii) if sent by mail, 48 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid, if the addressee refuses to accept or does not claim the mailed item.

12.3         Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder. This Warrant is assignable by Holder, in whole or in part, without the prior written consent of the Company.

12.4         Amendments. This Warrant sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. This Warrant may not be modified, supplemented, varied or amended except by an instrument in writing signed by the Company and the Holder.

12.5         Headings. The index and the descriptive headings of sections of this Warrant are provided solely for convenience of reference and shall not, for any purpose, be deemed a part of this Warrant.

12.6         Governing Law. THIS WARRANT AND ALL MATTERS CONCERNING THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA FOR CONTRACTS ENTERED INTO AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by a duly authorized officer as of the 17th day of March 2006.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Ricardo A. Salas
Ricardo A. Salas, President

EXERCISE NOTICE

TO LIQUIDMETAL TECHNOLOGIES:

The undersigned registered holder of the Warrant dated as of March 17, 2006 (the “Warrant”) hereby irrevocably exercises the Warrant, purchases the number of shares of Common Stock in the Company determined pursuant to Section 2.3 of the Warrant, and herewith makes payment of the Exercise Price (as defined in the Warrant), and requests that the certificate(s) for such shares be issued in the name of the undersigned Holder and delivered to it at Holder’s address specified in Section 12.2 of the Warrant, all on the terms and subject to the conditions specified in the Warrant.

Date:
[signature]